Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned executive officer of the registrant hereby certifies that this Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Steven R. Lewis
Steven R. Lewis
President and Chief Executive Officer

Date: September 22, 2010